UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2023

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 677-0900
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)    116,189,581 shares of the common stock of Retail Opportunity Investments Corp. (the “Company”) were represented in person or by proxy at the Company’s 2023 Annual Meeting of Stockholders held on April 25, 2023 (the “Annual Meeting”), representing approximately 92.93% of the issued and outstanding shares of the Company’s common stock that were entitled to vote at the Annual Meeting.

(b)    At the Annual Meeting, the Company’s stockholders (i) elected the nine directors named below to serve until the Company’s 2024 Annual Meeting of Stockholders; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) determined, on an advisory basis, the frequency of holding future stockholder advisory votes on the compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

(i)    The voting results with respect to the election of each director were as follows:

	For	Withheld	Broker Non-Votes
Richard A. Baker	100,796,020	8,434,857	6,958,704
Angela K. Ho	106,950,758	2,280,119	6,958,704
Michael J. Indiveri	101,355,275	7,875,602	6,958,704
Zabrina M. Jenkins	106,901,365	2,329,512	6,958,704
Lee S. Neibart	104,824,447	4,406,430	6,958,704
Adrienne B. Pitts	105,228,131	4,002,746	6,958,704
Laura H. Pomerantz	100,804,715	8,426,162	6,958,704
Stuart A. Tanz	105,649,579	3,581,298	6,958,704
Eric S. Zorn	95,524,386	13,706,491	6,958,704

(ii)    The voting results with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
114,239,566	1,907,167	42,848	0

(iii)    The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
104,409,045	4,717,806	104,020	6,958,710

(iv)    The voting results with respect to the advisory proposal to determine the frequency of holding future stockholder advisory votes on the compensation of the Company’s named executive officers were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
103,881,266	80,061	5,126,141	143,402	6,958,711

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2023	RETAIL OPPORTUNITY INVESTMENTS CORP.
	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
	By:	RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner
	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer